NUMBER: 188691

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

CANADA

PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that

TROOPER EXPLORATIONS LTD.

has this day changed its name to

TROOPER TECHNOLOGIES INC.

Issued under my hand at Victoria, British Columbia on May 04, 1995 /s/ John S. Powell JOHN S. POWELL Registrar of Companies

NUMBER: 188691

CERTIFICATE
OF
CHANGE OF NAME

COMPANY ACT

CANADA

PROVINCE OF BRITISH COLUMBIA

I Hereby Certify that

REDWOOD RESOURCES INC.

has this day changed its name to

TROOPER EXPLORATIONS LTD.

Issued under my hand at Victoria, British Columbia on May 29, 1992 /s/ John S. Powell JOHN S. POWELL A / Registrar of Companies

CANADA:

Province of British Columbia. No. 188,691

"Companies Act"

I hereby certify that

CLEAR MINES LTD.

has this day been incorporated under the "Companies Act"
GIVEN under my hand and Seal of office at Victoria, Province of British Columbia, this -28TH- day of March, one thousand nine hundred and seventy-nine /s/ signed Deputy Registrar of Companies

CERTIFIED TRUE COPIES MAR 28 1979 /s/ signed ASSISTANT DEPUTY REGISTRAR OF COMPANIES FOR THE PROVINCE OF BRITISH COLUMBIA

COMPANIES ACT

FORM 1

MEMORANDUM

I wish to be formed into a company with limited liability under the Companies Act in pursuance of this Memorandum.

1. The name of the Company is "CLEAR MINES LTD.".

2. The authorized capital of the Company consists of 5,000,000 Common Shares without par value.

3. I agree to take the number and kind and class of shares in the Company set opposite my name.

FULL NAME, RESIDENT, ADDRESS, CITIZENSHIP AND OCCUPATION OF SUBSCRIBER	NUMBER AND KIND AND CLASS OF SHARES TAKEN BY SUBSCRIBER

/s/ Kenneth George Hanna Kenneth George Hanna 3460 Rockview Place West Vancouver, B.C. Canadian Citizen Solicitor	One (1) Common Share
Total shares taken	One (1) Common Share

DATED at Vancouver, British Columbia, this 16th day of March 1979.

I CERTIFY THIS IS A COPY OF A DOCUMENT FILED ON MAY 13 1998 /s/ John S. Powell JOHN S. POWELL REGISTRAR OF COMPANIES PROVINCE OF BRITISH COLUMBIA	PROVINCE OF BRITISH COLUMBIA FORM 19 (Section 348) COMPANY ACT Special Resolution	Certificate of Incorporation No.: 188691

The following special resolution was passed by the company referred to below on the date stated:

Name of Company: TROOPER TECHNOLOGIES INC.

Date Resolutions passed: April 24, 1998

Resolutions

On motion duly made, seconded and carried IT WAS RESOLVED as Special Resolutions that:

1. The authorized capital of the Company be increased from 18,753,001 Common shares without par value to 50,000,000 Common shares without par value.

2. Item 2 of the Memorandum of the Company be changed to read:

"The authorized capital of the Company consists of 50,000,000 Common shares without par value."

The Memorandum as altered by these resolutions be in the form attached hereto and marked Schedule "A", so that the Memorandum as altered shall at the time of filing comply with the Company Act.

Certified a true copy the 6th day of May, 1998

/s/ Thomas J. Deutsch

THOMAS J. DEUTSCH

Solicitor

Relationship to Company

SCHEDULE "A"

----

COMPANY ACT

----

ALTERED MEMORANDUM

(as altered by Special Resolutions
passed on April 24, 1998)

OF

TROOPER TECHNOLOGIES INC.

1. The name of the Company is Trooper Technologies Inc.

2. The authorized capital of the Company consists of 50,000,000 Common shares without par value.

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FORM 21
(Section 371)

PROVINCE OF BRITISH COLUMBIA

Certificate of
Incorporation No. 188691

COMPANY ACT

SPECIAL RESOLUTION

The following special resolutions were passed by the undermentioned Company on the date stated:

Name of Company: REDWOOD RESOURCES INC.

Date resolution passed: March 20, 1992

Resolution:

"RESOLVED that the existing Articles of the Company be cancelled and the form of Articles of the Company attached hereto be adopted as the Articles of the Company in substitution for, and to the exclusion of, the existing Articles of the Company."

CERTIFIED a true copy this 9th day of April, 1992.

(Signature) /s/ signed

(Relationship to Company) Solicitor